--------------------------------------------------------------------------------
                                 SMITH BARNEY
                            APPRECIATION FUND INC.
--------------------------------------------------------------------------------

            CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  JUNE 30, 2002



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

       ----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       ----------------------------------------------------------------

[PHOTO]
  HERSH COHEN, PORTFOLIO
 MANAGER

[PHOTO]
  SCOTT K. GLASSER, PORTFOLIO MANAGER


   [GRAPHIC]
         Classic Series

 Semi-Annual Report . June 30, 2002

 SMITH BARNEY
 APPRECIATION FUND INC.

      HERSH COHEN

      Hersh Cohen has more than 33 years of securities business experience.

      Education: BA from Case Western Reserve University; Ph.D. in Psychology from Tufts University

      SCOTT K. GLASSER

      Scott Glasser has more than ten years of securities business experience and has been working with the Fund since 1995.

      Education: BA from Middlebury College; MBA in Finance from Pennsylvania State University

      FUND OBJECTIVE

      The Fund seeks long-term appreciation of shareholders' capital by investing primarily in equity securities of U.S. companies. The Fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies.

      FUND FACTS

      FUND INCEPTION
      --------------------------------
      March 10, 1970

      MANAGER TENURE
      -----------------
      33 Years (Hersh Cohen)
      8 Years (Scott K. Glasser)

      MANAGER INVESTMENT
       INDUSTRY EXPERIENCE
      -----------------
      33 Years (Hersh Cohen)
      10 Years (Scott K. Glasser)

SYMBOLS              CLASS A CLASS B CLASS L
--------------------------------------------
NASDAQ                SHAPX   SAPBX   SAPCX
--------------------------------------------
INCEPTION            3/10/70 11/6/92 2/4/93
--------------------------------------------

Average Annual Total Returns as of June 30, 2002*


                  Without Sales Charges/(1)/
                   Class A  Class B  Class L
--------------------------------------------
Six-Month+         (9.64)% (10.09)% (10.01)%
--------------------------------------------
One-Year          (12.89)  (13.71)  (13.58)
--------------------------------------------
Five-Year           5.68     4.83     4.84
--------------------------------------------
Ten-Year           10.69      N/A      N/A
--------------------------------------------
Since Inception++  11.41     9.68     9.23
--------------------------------------------

                   With Sales Charges/(2)/
                   Class A  Class B  Class L
--------------------------------------------
Six-Month+        (14.16)% (14.58)% (11.82)%
--------------------------------------------
One-Year          (17.24)  (18.02)  (15.28)
--------------------------------------------
Five-Year           4.60     4.69     4.63
--------------------------------------------
Ten-Year           10.12      N/A      N/A
--------------------------------------------
Since Inception++  11.23     9.68     9.12
--------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 + Total return is not annualized, as it may not be representative of the total return for the year.

 ++ Inception dates for Class A, B and L shares are March 10, 1970, November 6,
    1992 and February 4, 1993, respectively.

What's Inside

Your Investment in the Smith Barney Appreciation Fund Inc.................  1
Letter to Our Shareholders................................................  2
Fund at a Glance..........................................................  5
Historical Performance....................................................  6
Growth of $10,000.........................................................  9
Schedule of Investments................................................... 10
Statement of Assets and Liabilities....................................... 14
Statement of Operations................................................... 15
Statements of Changes in Net Assets....................................... 16
Notes to Financial Statements............................................. 17
Financial Highlights...................................................... 21



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                      YOUR INVESTMENT IN THE SMITH BARNEY
                            APPRECIATION FUND INC.

A Proven and Prudent Approach to Growth Investing

Guided by Wall Street veteran Harry "Hersh" Cohen and co-manager Scott K. Glasser, the Appreciation Fund is a core growth portfolio designed to capture the upside potential of stocks with potentially less downside risk.

[GRAPHIC] Timely Investment Opportunities
          The classic approach to growth practiced by Hersh and Scott potentially allows them to identify industry leaders, while maintaining a relatively conservative portfolio with the potential for competitive returns.

[GRAPHIC] A Prudent Strategy
          Hersh and Scott carefully look at companies with relatively low price-to-earnings ("P/E") ratios/1/ and strong earnings growth forecasts. They know that to make money, you have to invest it, not chase it.

[GRAPHIC] A Distinguished History of Managing Your Serious Money
          Founded in 1873 and 1892, respectively, the firms of Charles D.
          Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

          At Citigroup Asset Management, you have access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.



          --------
         1 The P/E ratio is the price of a stock divided by its earnings per share.

1 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

Dear Shareholder,

Enclosed herein is the semi-annual report for the Smith Barney Appreciation Fund Inc. ("Fund") for the period ended June 30, 2002. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the six months ended June 30, 2002, the Fund's Class A shares, without sales charges, returned negative 9.64%. In comparison, the S&P 500 Index/1/ returned negative 13.15% for the same period. Past performance is not indicative of future results.

Investment Objective
The Fund seeks long-term appreciation of shareholders' capital. The Fund invests primarily in equity securities of U.S. companies. The Fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies. Equity securities include exchange traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Market Overview
The belief expressed in our December 2001 annual letter that the lows of September 21, 2001 would prove to be benchmark bottoms, is being aggressively tested by the miserable action of the stock market. Having been very cautious on the market in the late 1990's, did we turn too optimistic too early, and without good reason? It is our opinion that the stock market today is practically the mirror image of three years ago. Then, we felt excesses abounded. Interest rates were rising, the technology mania was in full gear, people were leaving their jobs in order to trade stocks on the Internet, investor expectations were for annual returns of 25%, and words of caution were greeted with reactions ranging from boredom to scorn. It took nine months to a year before the mania began to break. Now that stocks have suffered a severe downturn, we feel we have a situation where interest rates are low, with little likelihood of any rise over the foreseeable future, the U.S. Federal Reserve Board ("Fed") is providing massive liquidity, the tech mania has been washed out, the economy is in the early stages of a recovery, the mood of investors has turned grim, and bullish comments on the market are being greeted with skepticism and "what ifs?" Back then we did not expect it to take so long for the market to break, and we did not expect it to act so poorly this year. However, we continue to believe that the recent behavior of stocks represents the final purging of the excesses of the late 1990's.

There are always issues about which one can be concerned, and certainly we have plenty--terrorist fears, questionable accounting practices, a weak dollar, seemingly high valuations, and the fleeing of capital from the markets. However, we feel it is important to distinguish what might happen, from what is already factored into stock prices. In our opinion, the market is running out of excesses to correct or worry about. We feel technology stocks have been slaughtered. Overpriced and over-owned big name stocks have been clobbered. Companies with aggressive accounting practices have been taken to the woodshed and paddled. Moreover, companies that were built on mountains of debt teeter on the brink of insolvency, or have already declared bankruptcy. The lapses of ethical behavior are troublesome. We sense some people in influential or leadership positions lost sight of fundamental values. One of the good things to come out of the bull market of the 1990's was a regaining of respect for the private sector and its ability to create jobs and exciting products. We feel it is particularly sad that the actions of a few who should have behaved better destroyed that trust and good will toward American business. The last six months, in our opinion, have shown that despite low interest rates and an incipient economic revival, trust in the stock market has been broken and will be difficult to restore.

--------
1The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


2 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

As discouraging as the revelations of dishonesty and greed are, history provides some perspective. While the magnitudes of the alleged fraud or deceptions are staggering, it is a fact they are nothing new. From railroad bond swindles in the 1800's, to the Teapot Dome in the 1920's, Samuel Insull's pyramid schemes in the 1930's, wartime profiteering in the 1940's, the near bankruptcy of American Express in the early 1960's because of fake warehouse receipts and the misappropriation of servicemen's funds by Bernard Cornfeld in the late 60's and early 70's, scandals have repeatedly rocked Main St. and Wall St. We recall sitting and fuming in the 1980's as stocks moved up in advance of merger news, sensing that information was being leaked, and later learning that Ivan Boesky and others were involved in an insider trading scheme.

It is a truism that booms create an atmosphere which can foster dishonest schemes, but we feel the unwinding of those excesses, while creating havoc, occurs at the end of bear markets, as maximum pessimism takes hold. It seems as if the combination of terrorism and revelations of greed and unethical behavior are causing people to flee the financial markets. But the stock market is a discounting mechanism, and the behaviors cited above have had a chance to be pretty well digested. These excesses were the reasons for our bearish views three and four years ago. Meanwhile, we see massive amounts of fiscal and monetary stimulus working their way through the system. We believe the accounting peccadilloes should disappear rapidly, as companies have been coming clean at breakneck speed.

Fund Overview
During the first half of the year we continued to add to insurance holdings, with St. Paul Cos., Inc. being our biggest purchase. We think highly of new management, and feel profitability can be enhanced. In our opinion the stock also has a relatively good dividend yield. We also added several depressed stocks in the technology sector. We had been quite under-represented in technology relative to the Fund's benchmark, which served us well during 2000-2001. However, we believe there are many technology companies whose stocks have collapsed that are likely to survive an ongoing business drought that have the potential to advance over the next few years. This has encouraged us to increase the Fund's exposure in the technology sector. Specifically, we have bought EMC Corp., Corning Inc., Agere Systems Inc., Sun Microsystems, Inc., Micromuse Inc., Sybase, Inc., Oracle Corp., Maxtor Corp., Molex Inc. and Vishay Intertechnology, Inc. We have also added holdings in the industrial sector, including E.I. du Pont de Nemours & Co. and 3M Co. which has finally begun to realize the potential we have always believed they are worth. We liquidated the Tyco International Ltd. position early in the year, avoiding the dramatic price decline. We eliminated a profitable position in Arbitron Inc., and sold Motorola, Inc., which continued to disappoint.

Disappointments during the period were led by the pharmaceutical sector, particularly Bristol-Myers Squibb Co. The stock of AOL Time Warner Inc. has been much weaker than we had imagined. Nevertheless, we are staying with the position, because we feel the assets are attractive. We sold Delphi Automotive Systems Corp. because it met our objective, but would like to own it again at lower levels. We continue to like the domestic energy sector, and continue to buy Encana Corp., which was spun off from Canadian Pacific Ltd. We think it has enormous reserves of gas and oil, a solid exploration profile, and a good balance sheet. We remain widely diversified, and are finding more and more attractive entry points.

There is always uncertainty associated with investing, but as difficult as it is to do, we feel owning first-rate companies when the market has been out of favor can be a rewarding endeavor.


3 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

Market Outlook
We think the best and most likely catalyst for a better market will be the same one that turned the market up after September 11th -- values created by stocks being tossed away by emotional investors. We find whenever we need to remind people that stocks as an asset category are worth owning, it is a better time to invest than when investors are optimistic and prices have been climbing. We do not know whether there will be more terrorist attacks. We do not know whether there will be any new high profile scandals or bankruptcies. But we do know market history and human behavior, and we believe what we are witnessing now is not the kind of action we see at market tops.

Thank you for your investment in the Smith Barney Appreciation Fund Inc. We are grateful for your continued confidence, and our ongoing relationship.

  Sincerely,

  /s/ Heath B. McLendon                 /s/ Harry "Hersh" D. Cohen

  Heath B. McLendon                     Harry "Hersh" D. Cohen
  Chairman                              Vice President and Investment Officer

  /s/ Scott K. Glasser

  Scott K. Glasser
  Vice President and Investment Officer

  July 15, 2002

The information provided in this commentary represents the opinion of the portfolio manager(s) and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or the firm as a whole. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of June 30, 2002 and is subject to change.


4 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

          SMITH BARNEY APPRECIATION FUND INC. at a Glance (unaudited)


 TOP TEN HOLDINGS*+


 1. Berkshire Hathaway Inc., Class A Shares................. 7.2%
 2. The St. Paul Cos., Inc.................................. 3.0
 3. 3M Co................................................... 2.8
 4. Microsoft Corp.......................................... 2.8
 5. ChevronTexaco Corp...................................... 2.7
 6. Exxon Mobil Corp........................................ 2.6
 7. Pfizer Inc.............................................. 2.2
 8. General Electric Co..................................... 2.2
 9. Kimberly-Clark Corp..................................... 2.2
10. Encana Corp............................................. 2.0


                          INDUSTRY DIVERSIFICATION*+


                    [CHART]

Beverage, Food and Tobacco                  6.3%
Broadcasting, Entertainment & Leisure       6.4%
Consumer Products                           5.3%
Diversified/Conglomerate                   12.3%
Energy                                     11.0%
Healthcare/Drugs/Hospital Supplies          8.5%
Insurance                                   7.0%
Retail                                      4.3%
Technology                                 12.9%
Transportation                              4.2%
Other                                      21.8%

                            INVESTMENT BREAKDOWN*++

             [CHART]

Repurchase Agreements        13.5%
Common Stock                 86.5%

* These holdings are as of June 30, 2002 and are subject to change. + As a percentage of total common stock.
++As a percentage of total investments.


5 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                           Net Asset Value
                         -------------------
                         Beginning    End     Income   Capital Gain      Total
Period Ended             of Period of Period Dividends Distributions  Returns/(1)+/
-----------------------------------------------------------------------------------
6/30/02                   $13.69    $12.37     $0.00       $0.00         (9.64)%++
---------------------------------------------------------------------------------
12/31/01                   14.55     13.69      0.08        0.29         (3.44)
---------------------------------------------------------------------------------
12/31/00                   15.73     14.55      0.15        1.15          0.73
---------------------------------------------------------------------------------
12/31/99                   15.31     15.73      0.14        1.67         15.08
---------------------------------------------------------------------------------
12/31/98                   13.92     15.31      0.18        1.23         20.45
---------------------------------------------------------------------------------
12/31/97                   12.85     13.92      0.20        2.09         26.29
---------------------------------------------------------------------------------
12/31/96                   11.90     12.85      0.19        1.14         19.25
---------------------------------------------------------------------------------
12/31/95                   10.15     11.90      0.20        1.00         29.26
---------------------------------------------------------------------------------
12/31/94                   11.01     10.15      0.18        0.60         (0.77)
---------------------------------------------------------------------------------
12/31/93                   10.66     11.01      0.16        0.36          8.13
---------------------------------------------------------------------------------
12/31/92                   10.26     10.66      0.15        0.09          6.29
---------------------------------------------------------------------------------
Total                                          $1.63       $9.62
---------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain      Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)+/
---------------------------------------------------------------------------------
6/30/02                 $13.58    $12.21     $0.00       $0.00        (10.09)%++
--------------------------------------------------------------------------------
12/31/01                 14.47     13.58      0.00        0.29         (4.20)
--------------------------------------------------------------------------------
12/31/00                 15.66     14.47      0.03        1.15         (0.12)
--------------------------------------------------------------------------------
12/31/99                 15.26     15.66      0.02        1.67         14.19
--------------------------------------------------------------------------------
12/31/98                 13.88     15.26      0.06        1.23         19.52
--------------------------------------------------------------------------------
12/31/97                 12.81     13.88      0.06        2.09         25.31
--------------------------------------------------------------------------------
12/31/96                 11.88     12.81      0.09        1.14         18.29
--------------------------------------------------------------------------------
12/31/95                 10.14     11.88      0.11        1.00         28.29
--------------------------------------------------------------------------------
12/31/94                 11.00     10.14      0.10        0.60         (1.53)
--------------------------------------------------------------------------------
12/31/93                 10.65     11.00      0.08        0.36          7.38
--------------------------------------------------------------------------------
Inception* -- 12/31/92   10.55     10.65      0.16        0.09          3.28++
--------------------------------------------------------------------------------
Total                                        $0.71       $9.62
--------------------------------------------------------------------------------


6 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain      Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)+/
---------------------------------------------------------------------------------
6/30/02                 $13.58    $12.22     $0.00       $0.00        (10.01)%++
--------------------------------------------------------------------------------
12/31/01                 14.47     13.58      0.00        0.29         (4.20)
--------------------------------------------------------------------------------
12/31/00                 15.65     14.47      0.03        1.15         (0.07)
--------------------------------------------------------------------------------
12/31/99                 15.26     15.65      0.02        1.67         14.12
--------------------------------------------------------------------------------
12/31/98                 13.88     15.26      0.06        1.23         19.52
--------------------------------------------------------------------------------
12/31/97                 12.81     13.88      0.06        2.09         25.31
--------------------------------------------------------------------------------
12/31/96                 11.88     12.81      0.10        1.14         18.34
--------------------------------------------------------------------------------
12/31/95                 10.14     11.88      0.11        1.00         28.29
--------------------------------------------------------------------------------
12/31/94                 11.00     10.14      0.11        0.60         (1.41)
--------------------------------------------------------------------------------
Inception* -- 12/31/93   10.99     11.00      0.08        0.36          4.09++
--------------------------------------------------------------------------------
Total                                        $0.57       $9.53
--------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain      Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)+/
---------------------------------------------------------------------------------
6/30/02                 $13.67    $12.37     $0.00       $0.00         (9.51)%++
--------------------------------------------------------------------------------
12/31/01                 14.52     13.67      0.12        0.29         (3.07)
--------------------------------------------------------------------------------
12/31/00                 15.69     14.52      0.20        1.15          1.07
--------------------------------------------------------------------------------
12/31/99                 15.28     15.69      0.20        1.67         15.40
--------------------------------------------------------------------------------
12/31/98                 13.93     15.28      0.29        1.23         20.93
--------------------------------------------------------------------------------
12/31/97                 12.86     13.93      0.25        2.09         26.70
--------------------------------------------------------------------------------
Inception* -- 12/31/96   12.10     12.86      0.22        1.14         17.65++
--------------------------------------------------------------------------------
Total                                        $1.28       $7.57
--------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain      Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)+/
---------------------------------------------------------------------------------
6/30/02                 $13.68    $12.38     $0.00       $0.00         (9.50)%++
--------------------------------------------------------------------------------
12/31/01                 14.54     13.68      0.12        0.29         (3.14)
--------------------------------------------------------------------------------
12/31/00                 15.71     14.54      0.20        1.15          1.07
--------------------------------------------------------------------------------
12/31/99                 15.29     15.71      0.20        1.67         15.46
--------------------------------------------------------------------------------
12/31/98                 13.94     15.29      0.29        1.23         20.91
--------------------------------------------------------------------------------
12/31/97                 12.87     13.94      0.26        2.09         26.72
--------------------------------------------------------------------------------
12/31/96                 11.91     12.87      0.23        1.14         19.66
--------------------------------------------------------------------------------
12/31/95                 10.16     11.91      0.23        1.00         29.52
--------------------------------------------------------------------------------
12/31/94                 11.02     10.16      0.22        0.60         (0.41)
--------------------------------------------------------------------------------
12/31/93                 10.66     11.02      0.18        0.36          8.47
--------------------------------------------------------------------------------
Inception* -- 12/31/92   10.55     10.66      0.16        0.09          3.38++
--------------------------------------------------------------------------------
Total                                        $2.09       $9.62
--------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


7 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+

                                    Without Sales Charges/(1)/
                           --------------------------------------------
                           Class A  Class B  Class L  Class Y  Class Z
-----------------------------------------------------------------------
Six Months Ended 6/30/02++  (9.64)% (10.09)% (10.01)%  (9.51)%  (9.50)%
-----------------------------------------------------------------------
Year Ended 6/30/02         (12.89)  (13.71)  (13.58)  (12.55)  (12.60)
-----------------------------------------------------------------------
Five Years Ended 6/30/02     5.68     4.83     4.84     6.03     6.03
-----------------------------------------------------------------------
Ten Years Ended 6/30/02     10.69      N/A      N/A      N/A      N/A
-----------------------------------------------------------------------
Inception* through 6/30/02  11.41     9.68     9.23    10.01    10.90
-----------------------------------------------------------------------
                                     With Sales Charges/(2)/
                           --------------------------------------------
                           Class A  Class B  Class L  Class Y  Class Z
-----------------------------------------------------------------------
Six Months Ended 6/30/02++ (14.16)% (14.58)% (11.82)%  (9.51)%  (9.50)%
-----------------------------------------------------------------------
Year Ended 6/30/02         (17.24)  (18.02)  (15.28)  (12.55)  (12.60)
-----------------------------------------------------------------------
Five Years Ended 6/30/02     4.60     4.69     4.63     6.03     6.03
-----------------------------------------------------------------------
Ten Years Ended 6/30/02     10.12      N/A      N/A      N/A      N/A
-----------------------------------------------------------------------
Inception* through 6/30/02  11.23     9.68     9.12    10.01    10.90
-----------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                           Without Sales Charges/(1)/
---------------------------------------------------------------------
Class A (6/30/92 through 6/30/02)                  176.11%
-------------------------------------------------------------------
Class B (Inception* through 6/30/02)               143.83
-------------------------------------------------------------------
Class L (Inception* through 6/30/02)               129.39
-------------------------------------------------------------------
Class Y (Inception* through 6/30/02)                84.41
-------------------------------------------------------------------
Class Z (Inception* through 6/30/02)               171.29
-------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * The inception dates for Class A, B, L, Y and Z shares are March 10, 1970, November 6, 1992, February 4, 1993, January 30, 1996 and November 6, 1992, respectively.


8 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



Growth of $10,000 Invested in Class A Shares of the
Smith Barney Appreciation Fund Inc. vs. the S&P 500 Index+
--------------------------------------------------------------------------------
                            June 1992 -- June 2002

                                    [CHART]


            Smith Barney
        Appreciation Fund Inc.   S & P 500 Index
        ----------------------  -----------------
 6/92          $ 9,499              $10,000
12/92           10,307               10,834
12/93           11,146               11,923
12/94           11,060               12,080
12/95           14,296               16,614
12/96           17,048               20,426
12/97           21,530               27,240
12/98           25,932               35,069
12/99           29,842               42,445
12/00           30,060               38,581
12/01           29,027               33,999
 6/02           26,228               29,528

+ Hypothetical illustration of $10,000 invested in Class A shares on June 30,
  1992, assuming deduction of the maximum 5.00% sales charge and reinvestment of dividends and capital gains, if any, at net asset value through June 30, 2002. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

9 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                    JUNE 30, 2002



 SHARES                        SECURITY                          VALUE
---------------------------------------------------------------------------
COMMON STOCK -- 86.5%
Banking -- 1.0%
  900,000 Wells Fargo & Co.                                  $   45,054,000
---------------------------------------------------------------------------
Basic Materials -- 2.7%
1,100,000 Alcoa Inc.                                             36,465,000
  700,000 Nucor Corp.                                            45,528,000
  600,000 Weyerhaeuser Co.                                       38,310,000
---------------------------------------------------------------------------
                                                                120,303,000
---------------------------------------------------------------------------
Beverage, Food and Tobacco -- 5.4%
  750,000 The Coca-Cola Co.                                      42,000,000
  550,000 General Mills, Inc.                                    24,244,000
1,400,000 H.J. Heinz Co.                                         57,540,000
  275,000 Hershey Foods Corp.                                    17,187,500
1,000,000 McDonald's Corp.                                       28,450,000
  800,000 PepsiCo Inc.                                           38,560,000
  650,000 Wm. Wrigley Jr., Co.                                   35,977,500
---------------------------------------------------------------------------
                                                                243,959,000
---------------------------------------------------------------------------
Broadcasting, Entertainment and Leisure -- 5.6%
2,900,000 AOL Time Warner Inc.*                                  42,659,000
1,700,000 AT&T Corp. -- Liberty Media Corp.*                     17,000,000
  600,000 Cablevision Systems -- NY Group., Class A Shares*+      5,676,000
1,500,000 Comcast Corp.*                                         35,760,000
1,100,000 SBS Broadcasting SA*+                                  20,471,000
  600,000 Shaw Communications Inc., Class B Shares                6,720,000
1,250,000 USA Interactive*+                                      29,312,500
1,000,000 Viacom Inc., Class B Shares*                           44,370,000
2,600,000 The Walt Disney Co.                                    49,140,000
---------------------------------------------------------------------------
                                                                251,108,500
---------------------------------------------------------------------------
Chemicals -- 3.0%
  500,000 The Dow Chemical Co.                                   17,190,000
1,000,000 E.I. du Pont de Nemours & Co.                          44,400,000
1,200,000 PPG Industries, Inc.                                   74,280,000
---------------------------------------------------------------------------
                                                                135,870,000
---------------------------------------------------------------------------
Consumer Products -- 4.6%
2,200,000 The Gillette Co.                                       74,514,000
1,400,000 Kimberly-Clark Corp.                                   86,800,000
  500,000 The Procter & Gamble Co.                               44,650,000
---------------------------------------------------------------------------
                                                                205,964,000
---------------------------------------------------------------------------
Diversified/Conglomerate -- 10.6%
  900,000 3M Co.                                                110,700,000
    4,210 Berkshire Hathaway Inc., Class A Shares*              281,228,000
3,000,000 General Electric Co.                                   87,150,000
---------------------------------------------------------------------------
                                                                479,078,000
---------------------------------------------------------------------------
Electrical Equipment -- 0.7%
1,200,000 Molex Inc., Class A Shares                             32,916,000
---------------------------------------------------------------------------

                      See Notes to Financial Statements.


10 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)        JUNE 30, 2002



  SHARES                SECURITY                   VALUE
-------------------------------------------------------------
Energy -- 9.5%
   700,000 BP Amoco PLC                        $   35,343,000
   550,000 Canadian Natural Resources Ltd.+        18,837,500
 1,200,000 ChevronTexaco Corp.                    106,200,000
 1,000,000 Conoco Inc.                             27,800,000
 2,600,000 Encana Corp.                            79,560,000
 2,500,000 Exxon Mobil Corp.                      102,300,000
 4,100,000 Parker Drilling Co.*                    13,407,000
   200,000 Phillips Petroleum Co.                  11,776,000
   400,000 Schlumberger Ltd.                       18,600,000
   850,000 Suncor Energy, Inc.+                    15,181,000
-------------------------------------------------------------
                                                  429,004,500
-------------------------------------------------------------
Financial Services -- 1.2%
   400,000 H&R Block, Inc.+                        18,460,000
   600,000 Merrill Lynch & Co., Inc.               24,300,000
   200,000 Zions Bancorp.                          10,420,000
-------------------------------------------------------------
                                                   53,180,000
-------------------------------------------------------------
Healthcare/Drugs/Hospital Supplies -- 7.3%
   550,000 Amgen Inc.*                             23,034,000
   700,000 Bristol-Myers Squibb Co.                17,990,000
   200,000 Eli Lilly & Co.                         11,280,000
 1,000,000 Genentech, Inc.*+                       33,500,000
   300,000 HCA Inc.                                14,250,000
   200,000 IDEC Pharmaceuticals Corp.*+             7,090,000
   750,000 Johnson & Johnson                       39,195,000
   200,000 Martek Biosciences Corp.*+               4,184,000
 1,000,000 Merck & Co., Inc.                       50,640,000
   200,000 Novartis AG ADR                          8,766,000
 2,500,000 Pfizer Inc.                             87,500,000
   175,000 Telik, Inc.*+                            2,187,500
   134,000 Versicor, Inc.*+                         1,802,300
   550,000 Wyeth                                   28,160,000
-------------------------------------------------------------
                                                  329,578,800
-------------------------------------------------------------
Hotels and Motels -- 0.5%
   835,800 Fairmont Hotels & Resorts Inc.          21,546,924
-------------------------------------------------------------
Insurance -- 6.1%
   900,000 American International Group, Inc.+     61,407,000
   900,000 Chubb Corp.                             63,720,000
 1,000,000 Old Republic International Corp.        31,500,000
 3,000,000 The St. Paul Cos., Inc.                116,760,000
-------------------------------------------------------------
                                                  273,387,000
-------------------------------------------------------------
Manufacturing/Building Materials -- 1.1%
   418,500 Dover Corp.                             14,647,500
 1,200,000 Masco Corp.+                            32,532,000
-------------------------------------------------------------
                                                   47,179,500
-------------------------------------------------------------
Miscellaneous -- 0.3%
500,000.00 Nasdaq 100 Index Tracking Stock*+       13,035,000
-------------------------------------------------------------

                      See Notes to Financial Statements.


11 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)        JUNE 30, 2002



 SHARES                 SECURITY                   VALUE
------------------------------------------------------------
Publishing -- 1.8%
  600,000 Dow Jones & Co., Inc.                 $ 29,070,000
  350,000 Gannett Co., Inc.                       26,565,000
  700,000 Meredith Corp.                          26,845,000
------------------------------------------------------------
                                                  82,480,000
------------------------------------------------------------
Real Estate -- 1.7%
1,249,500 Forest City Enterprises, Inc.           43,420,125
1,100,000 The St. Joe Corp.                       33,022,000
------------------------------------------------------------
                                                  76,442,125
------------------------------------------------------------
Retail -- 3.8%
1,300,000 Costco Wholesale Corp.*                 50,206,000
  550,000 The Home Depot, Inc.                    20,201,500
  200,000 Sears, Roebuck & Co.                    10,860,000
1,000,000 Walgreen Co.                            38,630,000
  900,000 Wal-Mart Stores, Inc.                   49,509,000
------------------------------------------------------------
                                                 169,406,500
------------------------------------------------------------
Technology -- 11.1%
1,010,779 Agere Systems Inc., Class A Shares*+     1,415,091
  500,000 Agere Systems Inc., Class B Shares*        750,000
1,507,800 American Power Conversion Corp.*        19,043,514
  500,000 Applied Materials, Inc.*                 9,510,000
  900,000 AVX Corp.                               14,697,000
  500,000 BMC Software, Inc.*                      8,300,000
2,200,000 Cisco Systems, Inc.*                    30,690,000
1,300,000 EMC Corp.*                               9,815,000
1,000,000 First Data Corp.                        37,200,000
  500,000 Hewlett-Packard Co.                      7,640,000
2,000,000 Intel Corp.                             36,540,000
  400,000 International Business Machines Corp.   28,800,000
1,600,000 JDS Uniphase Corp.*                      4,272,000
2,500,000 Maxtor Corp.*                           11,300,000
  750,000 Mettler-Toledo International Inc.*      27,652,500
1,200,000 Micromuse Inc.*+                         5,568,000
2,000,000 Microsoft Corp.*                       109,400,000
  300,000 Nokia Oyj, Sponsored ADR                 4,344,000
1,300,000 Oracle Corp.*                           12,311,000
  370,000 ScanSoft, Inc.*+                         2,738,000
  400,000 SONY CORP., Sponsored ADR               21,240,000
2,000,000 Sun Microsystems, Inc.*                 10,020,000
1,500,000 Sybase, Inc.*                           15,825,000
1,300,000 Texas Instruments Inc.                  30,810,000
  400,000 Veritas Software Corp.*                  7,916,000
1,200,000 Vishay Intertechnology, Inc.*+          26,400,000
2,200,000 Western Digital Corp.*                   7,150,000
------------------------------------------------------------
                                                 501,347,105
------------------------------------------------------------
Telephone/Communications -- 1.9%
2,800,000 Corning Inc.*+                           9,940,000
2,500,000 SBC Communications Inc.                 76,250,000
------------------------------------------------------------
                                                  86,190,000
------------------------------------------------------------

                      See Notes to Financial Statements.


12 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)        JUNE 30, 2002



   SHARES                                            SECURITY                                              VALUE
---------------------------------------------------------------------------------------------------------------------
Transportation -- 3.6%
     950,000 Burlington Northern Santa Fe Corp.                                                        $   28,500,000
   1,200,000 Canadian Pacific Ltd.                                                                         29,424,000
   1,000,000 Florida East Coast Industries, Inc.+                                                          25,300,000
     231,033 Florida East Coast Industries, Inc., Class B Shares+                                           5,498,585
     200,000 HONDA MOTOR CO., LTD.+                                                                         4,142,000
   1,125,000 United Parcel Service, Inc.                                                                   69,468,750
---------------------------------------------------------------------------------------------------------------------
                                                                                                          162,333,335
---------------------------------------------------------------------------------------------------------------------
Utilities -- 2.5%
     700,000 Allegheny Energy Inc.                                                                         18,025,000
     400,000 Ameren Corp.                                                                                  17,204,000
     600,000 American Electric Power Co., Inc.                                                             24,012,000
     200,000 CH Energy Group, Inc.+                                                                         9,850,000
     800,000 PPL Corp.                                                                                     26,464,000
     350,000 TXU Corp.+                                                                                    18,042,500
---------------------------------------------------------------------------------------------------------------------
                                                                                                          113,597,500
---------------------------------------------------------------------------------------------------------------------
Waste Disposal -- 0.5%
     900,000 Waste Management, Inc.                                                                        23,445,000
---------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $3,297,506,394)                                                                   3,896,405,789
---------------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                            SECURITY                                              VALUE
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 13.5%
$600,000,000 Goldman, Sachs & Co., 1.890% due 7/1/02; Proceeds at maturity -- $600,094,500;
               (Fully collateralized by U.S. Treasury Bills, Notes and Bonds, 0.000% to 11.250%
               due 7/11/02 to 2/15/26; Market value -- $612,000,277)                                      600,000,000
   8,705,000 J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds at maturity -- $8,706,306;
               (Fully collateralized by U.S. Treasury Bonds, 7.250% to 13.875% due 5/15/09 to 2/15/20;
               Market value -- $8,879,148)                                                                  8,705,000
---------------------------------------------------------------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost -- $608,705,000)                                                                       608,705,000
---------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $3,906,211,394**)                                                                $4,505,110,789
---------------------------------------------------------------------------------------------------------------------

 * Non-income producing security.
 + All or a portion of this security is on loan (See Note 7).
** Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


13 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)      JUNE 30, 2002


ASSETS:
   Investments, at value (Cost -- $3,297,506,394)                  $3,896,405,789
   Repurchase agreements, at value (Cost -- $608,705,000)             608,705,000
   Cash                                                                       808
   Collateral for securities on loan (Note 7)                         129,297,378
   Receivable for securities sold                                      12,547,110
   Receivable for Fund shares sold                                      5,739,168
   Dividends and interest receivable                                    4,943,091
----------------------------------------------------------------------------------
   Total Assets                                                     4,657,638,344
----------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 7)                            129,297,378
   Payable for securities purchased                                    48,447,170
   Payable for Fund shares purchased                                    3,450,329
   Investment advisory fee payable                                      1,595,400
   Distribution fees payable                                              733,139
   Administration fee payable                                             586,355
   Accrued expenses                                                       772,291
----------------------------------------------------------------------------------
   Total Liabilities                                                  184,882,062
----------------------------------------------------------------------------------
Total Net Assets                                                   $4,472,756,282
----------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                     $      362,859
   Capital paid in excess of par value                              3,725,683,270
   Undistributed net investment income                                  8,063,433
   Accumulated net realized gain from security transactions and
     futures contracts                                                139,747,325
   Net unrealized appreciation of investments                         598,899,395
----------------------------------------------------------------------------------
Total Net Assets                                                   $4,472,756,282
----------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                            225,977,629
   ----------------------------------------------------------------------------
   Class B                                                             79,168,964
   ----------------------------------------------------------------------------
   Class L                                                             23,938,328
   ----------------------------------------------------------------------------
   Class Y                                                              6,469,860
   ----------------------------------------------------------------------------
   Class Z                                                             27,304,345
   ----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                          $12.37
   ----------------------------------------------------------------------------
   Class B *                                                               $12.21
   ----------------------------------------------------------------------------
   Class L **                                                              $12.22
   ----------------------------------------------------------------------------
   Class Y (and redemption price)                                          $12.37
   ----------------------------------------------------------------------------
   Class Z (and redemption price)                                          $12.38
   ----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per
     share)                                                                $13.02
   ----------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per
     share)                                                                $12.34
----------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


14 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)  FOR THE SIX MONTHS ENDED JUNE 30, 2002


INVESTMENT INCOME:
   Dividends                                                    $   27,731,407
   Interest                                                          6,178,126
   Less: Foreign withholding tax                                      (136,990)
----------------------------------------------------------------------------
   Total Investment Income                                          33,772,543
----------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                       10,383,728
   Investment advisory fee (Note 2)                                  9,992,114
   Administration fee (Note 2)                                       3,672,786
   Shareholder and system servicing fees                             2,634,702
   Shareholder communications                                          333,961
   Custody                                                              88,362
   Registration fees                                                    68,027
   Audit and legal                                                      37,872
   Directors' fees                                                      32,708
   Other                                                                19,413
----------------------------------------------------------------------------
   Total Expenses                                                   27,263,673
----------------------------------------------------------------------------
Net Investment Income                                                6,508,870
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)        87,136,145
     Futures contracts                                             (11,526,957)
----------------------------------------------------------------------------
   Net Realized Gain                                                75,609,188
----------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                         1,166,318,930
     End of period                                                 598,899,395
----------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                        (567,419,535)
----------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                     (491,810,347)
----------------------------------------------------------------------------
Decrease in Net Assets From Operations                          $ (485,301,477)
----------------------------------------------------------------------------

                      See Notes to Financial Statements.


15 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001

                                                                        2002            2001
--------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                           $    6,508,870  $   23,161,866
   Net realized gain                                                   75,609,188      73,313,575
   Decrease in net unrealized appreciation                           (567,419,535)   (283,187,220)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                            (485,301,477)   (186,711,779)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                       --     (21,644,708)
   Net realized gains                                                          --    (100,906,031)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                   --    (122,550,739)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                                   395,156,166     978,094,352
   Net asset value of shares issued for reinvestment of dividends              --     114,462,826
   Cost of shares reacquired                                         (385,568,852)   (881,255,797)
-------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                  9,587,314     211,301,381
-------------------------------------------------------------------------------------------------
Decrease in Net Assets                                               (475,714,163)    (97,961,137)

NET ASSETS:
   Beginning of period                                              4,948,470,445   5,046,431,582
-------------------------------------------------------------------------------------------------
   End of period*                                                  $4,472,756,282  $4,948,470,445
-------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $8,063,433      $1,554,563
-------------------------------------------------------------------------------------------------



                      See Notes to Financial Statements.

16 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The Smith Barney Appreciation Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers in the securities; U.S. government and agency obligations are valued at the mean between the closing bid and asked prices on each day; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on the accrual basis;
(g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser of the Fund. The Fund pays SBFM an investment advisory fee calculated at the annual rate of 0.55% on the Fund's average daily net assets up to $250 million; 0.513% on the next $250 million; 0.476% on the next $500 million; 0.439% on the next $1 billion; 0.402% on the next $1 billion; and 0.365% on average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

SBFM also serves as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% on the Fund's average daily net assets up to $250 million; 0.187% on the next $250 million; 0.174% on the next $500 million; 0.161% on the next $1 billion; 0.148% on the next $1 billion and 0.135% on the average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Fund's sub-transfer agents. TB&T receives account fees and asset-based fees that vary according to size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the six months ended June 30, 2002, the Fund paid transfer agent fees of $1,711,526 to TB&T.

17 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. SSB and certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the six months ended June 30, 2002, SSB and its affiliates received brokerage commissions of $53,680.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2002, SSB and its affiliates received sales charges of approximately $2,675,000 and $610,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended June 30, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                Class A    Class B   Class L
------------------------------------------------------------
CDSCs                              $2,000   $763,000 $34,000
-----------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class to SSB. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each class to SSB.

For the six months ended June 30, 2002, total Distribution Plan fees were as follows:

                                Class A    Class B    Class L
---------------------------------------------------------------
Distribution Plan Fees         $3,785,954 $5,171,158 $1,426,616
--------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------
Purchases                                $1,785,068,350
------------------------------------------------------
Sales                                     1,707,305,259
------------------------------------------------------

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------
Gross unrealized appreciation           $ 816,125,522
Gross unrealized depreciation            (217,226,127)
-----------------------------------------------------
Net unrealized appreciation             $ 598,899,395
-----------------------------------------------------

18 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2002, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended June 30, 2002, the Fund did not enter into any written call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 2002, the Fund did not hold any futures contracts.

19 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 2002, the Fund loaned stocks having a market value of $124,253,284. The Fund received cash collateral amounting to $129,297,378 which was invested into State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the six months ended June 30, 2002 was $190,826.

8. Capital Shares

At June 30, 2002, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights except that each class bears expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                            Six Months Ended               Year Ended
                              June 30, 2002             December 31, 2001
                       --------------------------  --------------------------
                          Shares        Amount        Shares        Amount
  ----------------------------------------------------------------------------
  Class A
  Shares sold           12,472,743  $ 166,782,784   34,868,215  $ 489,763,147
  Shares issued on
   reinvestment                 --             --    5,564,254     78,842,578
  Shares reacquired    (15,832,064)  (209,574,271) (31,797,402)  (446,384,725)
  ---------------------------------------------------------------------------
  Net Increase
   (Decrease)           (3,359,321) $ (42,791,487)   8,635,067  $ 122,221,000
  ---------------------------------------------------------------------------
  Class B
  Shares sold            9,451,217  $ 124,567,304   14,700,181  $ 201,277,801
  Shares issued on
   reinvestment                 --             --    1,608,773     22,764,135
  Shares reacquired     (9,908,314)  (130,536,882) (26,838,455)  (372,660,378)
  ---------------------------------------------------------------------------
  Net Decrease            (457,097) $  (5,969,578) (10,529,501) $(148,618,442)
  ---------------------------------------------------------------------------
  Class L
  Shares sold            5,884,420  $  77,645,806    8,458,365  $ 115,851,360
  Shares issued on
   reinvestment                 --             --      310,068      4,384,361
  Shares reacquired     (1,561,046)   (20,435,054)  (2,262,277)   (30,969,914)
  ---------------------------------------------------------------------------
  Net Increase           4,323,374  $  57,210,752    6,506,156  $  89,265,807
  ---------------------------------------------------------------------------
  Class Y
  Shares sold              226,205  $   3,012,102      267,108  $   3,714,927
  Shares issued on
   reinvestment                 --             --           --             --
  Shares reacquired       (109,903)    (1,464,499)     (33,330)      (487,170)
  ---------------------------------------------------------------------------
  Net Increase             116,302  $   1,547,603      233,778  $   3,227,757
  ---------------------------------------------------------------------------
  Class Z
  Shares sold            1,739,199  $  23,148,170   11,726,462  $ 167,487,117
  Shares issued on
   reinvestment                 --             --      601,675      8,471,752
  Shares reacquired     (1,789,663)   (23,558,146)  (2,238,169)   (30,753,610)
  ---------------------------------------------------------------------------
  Net Increase
   (Decrease)              (50,464) $    (409,976)  10,089,968  $ 145,205,259
  ---------------------------------------------------------------------------

20 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                           2002/(1)(2)/  2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/     1997
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $ 13.69     $ 14.55   $ 15.73   $ 15.31   $ 13.92   $ 12.85
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.03        0.10      0.16      0.15      0.18      0.19
 Net realized and unrealized gain (loss)     (1.35)      (0.59)    (0.04)     2.08      2.62      3.17
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.32)      (0.49)     0.12      2.23      2.80      3.36
----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --       (0.08)    (0.15)    (0.14)    (0.18)    (0.20)
 Net realized gains                             --       (0.29)    (1.15)    (1.67)    (1.23)    (2.09)
----------------------------------------------------------------------------------------------------
Total Distributions                             --       (0.37)    (1.30)    (1.81)    (1.41)    (2.29)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $ 12.37     $ 13.69   $ 14.55   $ 15.73   $ 15.31   $ 13.92
----------------------------------------------------------------------------------------------------
Total Return                                 (9.64)%++   (3.44)%    0.73%    15.08%    20.45%    26.29%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)        $2,795      $3,140    $3,212    $3,326    $2,959    $2,526
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     0.93%+      0.92%     0.90%     0.92%     0.95%     0.95%
 Net investment income                        0.48+       0.68      1.02      0.96      1.23      1.47
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         41%         62%       61%       71%       63%       57%
----------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

21 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                           2002/(1)(2)/   2001/(2)/  2000/(2)/  1999/(2)/ 1998/(2)/   1997
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $ 13.58     $   14.47   $  15.66   $  15.26  $  13.88  $  12.81
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                (0.03)        (0.02)      0.03       0.03      0.06      0.07
 Net realized and unrealized gain (loss)     (1.34)        (0.58)     (0.04)      2.06      2.61      3.15
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.37)        (0.60)     (0.01)      2.09      2.67      3.22
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --            --      (0.03)     (0.02)    (0.06)    (0.06)
 Net realized gains                             --         (0.29)     (1.15)     (1.67)    (1.23)    (2.09)
-----------------------------------------------------------------------------------------------------------
Total Distributions                             --         (0.29)     (1.18)     (1.69)    (1.29)    (2.15)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $12.21        $13.58     $14.47     $15.66    $15.26    $13.88
-----------------------------------------------------------------------------------------------------------
Total Return                                (10.09)%++     (4.20)%    (0.12)%    14.19%    19.52%    25.31%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)          $967        $1,081     $1,305     $1,755    $1,553    $1,410
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.81%+        1.76%      1.69%      1.70%     1.73%     1.73%
 Net investment income (loss)                (0.41)+       (0.17)      0.23       0.17      0.44      0.68
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         41%           62%        61%        71%       63%       57%
-----------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

22 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                                  2002/(1)(2)/     2001/(2)/     2000/(2)/     1999/(2)/    1998/(2)(3)/    1997
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $     13.58           $14.47        $15.65        $15.26       $13.88          $12.81
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                  (0.02)           (0.02)         0.03          0.03         0.06            0.09
 Net realized and unrealized gain (loss)       (1.34)           (0.58)        (0.03)         2.05         2.61            3.13
-------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (1.36)           (0.60)           --          2.08         2.67            3.22
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            --               --         (0.03)        (0.02)       (0.06)          (0.06)
 Net realized gains                               --            (0.29)        (1.15)        (1.67)       (1.23)          (2.09)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               --            (0.29)        (1.18)        (1.69)       (1.29)          (2.15)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $12.22           $13.58        $14.47        $15.65       $15.26          $13.88
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                  (10.01)%++        (4.20)%       (0.07)%       14.12%       19.52%          25.31%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $292,573         $266,394      $189,725      $161,491      $83,215         $47,872
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       1.73%+           1.72%         1.72%         1.71%        1.73%           1.73%
 Net investment income (loss)                  (0.31)+          (0.13)         0.20          0.18         0.44            0.68
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           41%              62%           61%           71%          63%             57%
-------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998 Class C shares were renamed Class L shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

23 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                              2002/(1)(2)/    2001/(2)/    2000/(2)/    1999/(2)/    1998/(2)/    1997/(2)/
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $13.67          $14.52       $15.69       $15.28       $13.93       $12.86
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.05            0.14         0.20         0.21         0.24         0.27
 Net realized and unrealized gain (loss)   (1.35)          (0.58)       (0.02)        2.07         2.63         3.14
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (1.30)          (0.44)        0.18         2.28         2.87         3.41
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        --           (0.12)       (0.20)       (0.20)       (0.29)       (0.25)
 Net realized gains                           --           (0.29)       (1.15)       (1.67)       (1.23)       (2.09)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                           --           (0.41)       (1.35)       (1.87)       (1.52)       (2.34)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $12.37          $13.67       $14.52       $15.69       $15.28       $13.93
-------------------------------------------------------------------------------------------------------------------------
Total Return                               (9.51)%++       (3.07)%       1.07%       15.40%       20.93%       26.70%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $80,016         $86,823      $88,870      $98,920      $87,041      $56,302
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.58%+          0.58%        0.58%        0.57%        0.59%        0.59%
 Net investment income                      0.83+           1.02         1.34         1.30         1.59         1.79
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       41%             62%          61%          71%          63%          57%
-------------------------------------------------------------------------------------------------------------------------

Class Z Shares                               2002/(1)(2)/     2001/(2)/      2000/(2)/      1999/(2)/      1998/(2)/      1997
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $13.68           $14.54         $15.71         $15.29         $13.94         $12.87
-------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.05             0.14           0.20           0.21           0.24           0.24
 Net realized and unrealized gain (loss)    (1.35)           (0.59)         (0.02)          2.08           2.63           3.18
-------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (1.30)           (0.45)          0.18           2.29           2.87           3.42
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --            (0.12)         (0.20)         (0.20)         (0.29)         (0.26)
 Net realized gains                            --            (0.29)         (1.15)         (1.67)         (1.23)         (2.09)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            --            (0.41)         (1.35)         (1.87)         (1.52)         (2.35)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $12.38           $13.68         $14.54         $15.71         $15.29         $13.94
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                (9.50)%++        (3.14)%         1.07%         15.46%         20.91%         26.72%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $338,099         $374,267       $251,017       $267,640       $243,609       $194,070
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.58%+           0.59%          0.58%          0.58%          0.59%          0.59%
 Net investment income                       0.83+            1.03           1.34           1.30           1.59           1.82
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        41%              62%            61%            71%            63%            57%
-------------------------------------------------------------------------------------------------------------------------------

(1)  For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

24 Smith Barney Appreciation Fund Inc. | 2002 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                            APPRECIATION FUND INC.




DIRECTORS                    INVESTMENT ADVISER
Herbert Barg                 AND ADMINISTRATOR
Alfred J. Bianchetti         Smith Barney Fund Management LLC
Dwight B. Crane
Burt N. Dorsett              DISTRIBUTORS
Elliot S. Jaffe              Salomon Smith Barney Inc.
Stephen E. Kaufman           PFS Distributors, Inc.
Joseph J. McCann
Heath B. McLendon, Chairman  CUSTODIAN
Cornelius C. Rose, Jr.       State Street Bank and
                               Trust Company

OFFICERS                     TRANSFER AGENT
Heath B. McLendon            Travelers Bank & Trust, fsb.
President and                125 Broad Street, 11th Floor
Chief Executive Officer      New York, New York 10004

Lewis E. Daidone             SUB-TRANSFER AGENTS
Senior Vice President and    PFPC Global Fund Services
Chief Administrative Officer P.O. Box 9699
                             Providence, Rhode Island
Richard L. Peteka            02940-9699
Chief Financial Officer
and Treasurer                Primerica Shareholder Services
                             P.O. Box 9662
Harry D. Cohen               Providence, Rhode Island
Vice President and           02940-9662
Investment Officer

Scott K. Glasser
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

   Smith Barney Appreciation Fund Inc.




 This report is submitted for the general information of the shareholders of Smith Barney Appreciation Fund Inc., but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY APPRECIATION FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

                              FD0404 8/02  02-3578